T. Rowe Price Growth & Income Fund

Supplement to Summary Prospectus Dated May 1, 2020

On October 26, 2020, the Board of Directors of the T. Rowe Price Growth & Income Fund (the “Fund”) approved a plan of reorganization pursuant to which the Fund will transfer substantially all of its assets and liabilities to the T. Rowe Price U.S. Large-Cap Core Fund (the “Acquiring Fund”) in exchange for Investor Class or I Class (as applicable) shares of equal value of the Acquiring Fund (the “Reorganization”). Shareholders of the Fund’s Investor Class will receive shares of the Acquiring Fund’s Investor Class and shareholders of the Acquired Fund’s I Class will receive shares of the Fund’s I Class as part of the Reorganization.

The Reorganization is subject to approval by the Fund’s shareholders. All Fund shareholders at the close of business on November 30, 2020 (the “record date”), will be eligible to vote on the proposed Reorganization. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in early January, and a special shareholder meeting is expected to be held on February 26, 2021. Detailed information regarding the proposed Reorganization and the Acquiring Fund and its Investor Class and I Class will be provided in the proxy materials. If the proposal is approved by a majority of the Fund’s shareholders, the Reorganization is expected to close on or around March 8, 2021, at which point shareholders of the Fund who own Investor Class shares will receive Investor Class shares of the Acquiring Fund, and shareholders of the Fund who own I Class shares will receive I Class shares of the Acquiring Fund, each representing the same total value as their shares of the Fund on the business day immediately preceding the closing. The Reorganization is not a taxable event, but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation.

Following the Reorganization, the Investor Class and I Class shares received in the exchange will be distributed to the Fund’s shareholders in complete liquidation of the Fund. The Fund and the Acquiring Fund have similar investment objectives and investment programs, the same portfolio manager, and similar performance history. Shareholders of the Fund are not expected to pay higher fees as a result of the Reorganization. Please refer to the proxy materials for more information about the differences between the Fund and the Acquiring Fund. To allow for potentially greater economies of scale and to reduce inefficiencies resulting from substantially duplicative products, the Fund’s and the Acquiring Fund’s Boards of Directors determined that (i) participation in the transactions is in the best interest of shareholders of the Fund and the Acquiring Fund and (ii) the interests of existing shareholders will not be diluted as a result of the transactions.

In anticipation of the Reorganization, the Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders effective at the close of the New York Stock Exchange on March 2, 2021. Accordingly, on page 5 of the Fund’s prospectus, the following is added under “Purchase and Sale of Fund Shares”:

Effective at the close of the New York Stock Exchange on Tuesday, March 2, 2021, the fund will no longer be available for purchase, subject to certain exceptions.

The date of this supplement is October 30, 2020.

F54-041-S 10/30/20